UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2012

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive Falls Church, Virginia		22042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2012, Computer Sciences Corporation (“CSC”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”), providing for the purchase and sale of an aggregate of $700 million of senior unsecured notes consisting of $350 million aggregate principal amount of CSC’s 2.500% Senior Notes due 2015 (the “2015 Notes”) and $350 million aggregate principal amount of CSC’s 4.450% Senior Notes due 2022 (the “2022 Notes” and, together with the 2015 Notes, the “notes”) in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The offering is expected to close on September 18, 2012, subject to customary closing conditions. The Underwriting Agreement contains customary representations, warranties and agreements of CSC and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The notes will be issued pursuant to an Indenture to be entered into between CSC and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and a Supplemental Indenture to be entered into between CSC and the Trustee. CSC intends to use the net proceeds from the offering to fund (i) the redemption of a portion of its 5.50% senior notes due 2013 and/or (ii) the redemption of all or a portion of its 5.00% senior notes due 2013, in each case, pursuant to the terms thereof. CSC plans to invest the net proceeds in short-term interest bearing securities pending the redemptions described above.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The summary of the Underwriting Agreement in this Item 1.01 is qualified entirely by the terms and conditions set forth in the Underwriting Agreement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is filed herewith:

Exhibit	Description

1.1	Underwriting Agreement, dated September 11, 2012, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, and Computer Sciences Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: September 12, 2012	By:	/s/ Paul N. Saleh
Paul N. Saleh
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated September 11, 2012, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, and Computer Sciences Corporation